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                            SECURITIES AND EXCHANGE COMMISSION


                                 Washington, D.C.  20549



                             ------------------------------



                                        FORM 8-K
                                     Current Report



                         Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934


                             Date of Report: June 12, 1997





                        MERCANTILE CREDIT CARD MASTER TRUSTS
               (Exact name of registrant as specified in its charter)



         New York                   33-89380-01             37-0152681
----------------------------  ------------------------ ----------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
    of incorporation)                                   Identification Number)


Mercantile Bank of  Illinois
        National Association
        140 West Hawthorne
        Hartford, Illinois                                       62048
-----------------------------------------                      ---------
 (Address of principal executive offices)                      (Zip Code)


                Registrant's telephone number, including area code:

                                  (618) 251-2035


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ITEM 5.      OTHER EVENTS.
             ------------

             The May 1997 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on June 11, 1997.

ITEM 7.      EXHIBITS.
             --------

             The following is filed as an exhibit to this Report.

             Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of May 1997.



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                                 SIGNATURE
                                 ---------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Mercantile Bank of Illinois
                                                National Association, Servicer


                                           By:      \s\ Jeffrey D. Cary
                                                    -------------------


                                           Name:    Jeffrey D. Cary
                                           Title:   Vice President



Date:  June 17, 1997




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
                              INDEX TO EXHIBITS
                              -----------------

Exhibit
Number                  Exhibits
-------                 --------
  1                     Monthly Report to Floating Rate
                        Credit Card Participation Certificates,
                        Series 1995-1, investors for the month
                        of  May, 1997.
